UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 2, 2004

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its chapter)

           Oregon                   0-27938                93-1193156
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)         Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)


                          (541) 298-6649 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Exhibits.

(c) Exhibits

99.1     Press Release dated April 2, 2004.

Item 9.  Regulation FD Disclosure.

The information contained herein and in the accompanying Exhibit is being furnished under Item 12 of Form 8-K. This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any registration statement heretofore and hereafter filed under the Securities At of 1933, as amended, except as expressly set forth by specific reference to such filing.

On April 2, 2004, Columbia Bancorp (NASDAQ: "CBBO") issued a press release announcing its preliminary information regarding its financial results for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 2, 2004        /s/ Roger L. Christensen
                             ------------------------
                             Roger L. Christensen, President and Chief Executive
                             - Columbia River Bank; President and Chief
                             Executive Officer - Columbia Bancorp
Dated:  April 2, 2004
                             /s/ Greg B. Spear
                             ------------------------
                             Greg B. Spear, Executive Vice President, Chief
                             Financial Officer - Columbia River Bank; and Chief
                             Financial Officer - Columbia Bancorp